UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2004



                            TITAN INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its Charter)


Illinois                         1-12936                    36-3228472
(State of Incorporation)   (Commission File Number)     (I.R.S. Employer
                                                        Identification No.)


                      2701 Spruce Street, Quincy, IL 62301
          (Address of principal executive offices, including Zip Code)


                                 (217) 228-6011
              (Registrant's telephone number, including area code)





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INFORMATION TO BE INCLUDED IN THIS REPORT


Item 5.  OTHER EVENTS

     Titan International, Inc. completes $115 million sale of convertible senior unsecured notes. See press release dated July 26, 2004.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)      Exhibits

          99 Titan International, Inc.'s press release dated July 26, 2004, regarding completion of $115 million sale of convertible senior unsecured notes


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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                    TITAN INTERNATIONAL, INC.
                                                   (Registrant)



Date:  July 26, 2004                By:     /s/ Kent W. Hackamack
     ---------------                   --------------------------------
                                    Kent W. Hackamack
                                    Vice President of Finance and Treasurer
                                   (Principal Financial Officer and
                                   Principal Accounting Officer)


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                                                             EXHIBIT INDEX


Exhibit No.         Description


99 Titan International, Inc.'s press release dated July 26, 2004, regarding completion of $115 million sale of convertible senior unsecured notes